UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2006 (January 18, 2006)

Boulder Specialty Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51506	20-2949397
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6106 Sunrise Ranch Drive

Longmont, Colorado 80503

(Address of principal executive offices)

(303) 682-1982

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Boulder Specialty Brands, Inc. (the “Company”) announced today that, commencing on January 23, 2006, the holders of the Company’s units may separately trade the common stock and warrants included in such units. The units will continue to trade on the OTC Bulletin Board under the symbol BDSBU, and each of the common stock and warrants will trade on the OTC Bulletin Board under the symbols BDSB and BDSBW, respectively.

A copy of the Press Release issued by the Company announcing the separation of the units is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.:	Description:
Exhibit 99.1	Press Release, dated January 18, 2006, issued by Boulder Specialty Brands, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOULDER SPECIALTY BRANDS, INC.

By:	/s/ James E. Lewis
James E. Lewis
Vice Chairman

Date: January 18, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 18, 2006